UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) September 10, 2004

                              Matrix Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

      0-21231                                                   84-1233716
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(Comission File Number)                                       (IRS Employer
                                                           Identification No.)

700 Seventeenth Street, Suite 2100
    Denver, Colorado                                                80202
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (303) 595-9898
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     In connection with the completion of the partial disposition (see Item 2.01 below) by Matrix Bancorp, Inc. (the "Company") of the asset disposition and default management services (the "Business") of its subsidiary, Matrix Asset Management Corporation ("MAMC"), on September 10, 2004, the Company and MAMC, entered into a Contribution and Sale Agreement (the "Agreement") with First American Real Estate Solutions LLC ("First American"), a subsidiary of The First American Corporation. The Agreement is effective as of August 31, 2004 and provides for the formation of a new limited liability company to be called Matrix Asset Management LLC, which is to be owned 75% by First American and 25% by the Company. The Company and MAMC will contribute MAMC's Business to the new company and will receive from First American $10,000,000 and a promissory note in the principal amount of $5,000,000, payable in 12 quarterly installments, and bearing interest at the rate of 6.5% per annum.

     The Agreement provides for customary indemnification by each party to the other for taxes and breaches of representations and warranties. The indemnifications are subject to certain conditions and limitations, including a "cap" on certain indemnifications of $7,500,000. The transaction closed on September 10, 2004.

     The Company and MAMC have agreed not to compete with the new company in the Business or provide similar services to clients of the new company for so long as the Company owns an equity interest in the new company and for a period of one (1) year thereafter. The above provisions are set forth in a Non-Competition Agreement, which was also executed upon the closing of the transaction.

     The Company may require First American to purchase its 25% interest in the new company at any time, the purchase price of which may be paid by First American, at its option, in cash or a combination of cash and an unsecured promissory note. First American, in turn, may require the Company to sell its 25% interest to First American for cash at any time during the 30 calendar day period beginning on December 26 of each year commencing December 26, 2007. The purchase price for the 25% interest will be determined in accordance with a formula that considers the earnings and net worth of the new company as set forth in the new company's Operating Agreement.

     The purchase price for the Business was determined through negotiations between the Company and First American. Prior to the disposition, there were no material relationships between the Company and First American, any of the Company's affiliates, directors or officers, or any associate of such directors or officers.

     The Contribution and Sale Agreement is filed as Exhibit 10.1. The foregoing description of the Contribution and Sale Agreement is qualified in its entirety by the full text of such document, which is incorporated herein by reference.

ITEM 2.01  COMPLETION OR DISPOSITION OF ASSETS

     On September 10, 2004, the Company, MAMC and First American completed the partial disposition of MAMC's Business pursuant to the terms of the Agreement. Accordingly, the Company and MAMC contributed the Business to a new company, Matrix Asset Management, LLC, which is owned 75% by First American and 25% by the Company. The Company received $10,000,000 and a promissory note in the aggregate principal amount of $5,000,000 as described in Item 1.01 above. First American, MAMC and the Company have agreed to indemnify each other for taxes and breaches of representations and warranties contained in the Agreement, and the Company and MAMC have further agreed not to compete against the new company in the Business, also as described in Item 1.01 above.

     As noted in Item 1.01, the Company may require First American to purchase its 25% interest in the new company at any time, and in turn, First American may require the Company to sell its 25% to First American during the 30 day calendar period beginning December 26 of each year commencing December 26, 2007.

     The purchase price for the Business was determined through negotiations between the Company and First American. Prior to the disposition, there were no material relationships between the Company and First American, any of the Company's affiliates, directors or officers, or any associate of such directors or officers.

ITEM 8.01  OTHER EVENTS

     On September 13, 2004, the Company issued a press release announcing that it had agreed to the partial divesture of substantially all of the assets of Matrix Asset Management Corporation. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (b)  Pro Forma Financial Information

     The Company and MAMC completed the partial divestiture of MAMC's Business on September 10, 2004. The Company and MAMC contributed the Business to a new company, Matrix Asset Management, LLC, that is owned 75% by First American and 25% by the Company.

     The following unaudited pro forma consolidated financial information presented for the balance sheet as of June 30, 2004 and for the statements of operations for the year ended December 31, 2003 and the six-month period ended June 30, 2004, is based upon the Company's historical results from operations, adjusted to reflect the impact of the sale of the Business as if it had occurred January 1, 2003. The historic consolidated financial information presented should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company's annual report on Form 10-K for the year ended December 31, 2003, and the unaudited consolidated financial statements and notes thereto included in the Company's quarterly report on Form 10-Q for the six months ended June 30, 2004.

     The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the disposition had actually been completed on the indicated dates.

                                               MATRIX BANCORP, INC. AND SUBSIDIARIES
                                      Unaudited Pro Forma Condensed Consolidated Balance Sheets
                                                     (Dollars in thousands)

                                                            June 30, 2004                          December 31, 2003
                                                -------------------------------------    -----------------------------------
                                                As Reported  Adjustment    Pro Forma     As Reported  Adjustment  Pro Forma
                                                -----------  ----------   -----------    -----------  ----------  ----------
ASSETS
  Cash and cash equivalents                         57,243        (338)      56,905          32,538        (437)      32,101
  Interest-earning deposits and
   federal funds sold                                2,111          -         2,111           1,972           -        1,972
  Investment securities                            202,047          -       202,047         152,508           -      152,508
  Loans held for sale, net                       1,015,389          -     1,015,389         999,454           -      999,454
  Loans held for investment, net                   291,825          -       291,825         344,802           -      344,802
  Mortgage servicing rights, net                    32,450          -        32,450          39,744           -       39,744
  Other receivables                                 33,389     (3,080)       30,309          43,884      (2,115)      41,769
  FHLBank stock, at cost                            30,136          -        30,136          30,682           -       30,682
  Foreclosed real estate                             7,677          -         7,677           8,538           -        8,538
  Premises & equipment, net                         21,847       (635)       21,212          24,981        (652)      24,329
  Bank owned life insurance                         21,113          -        21,113          20,613           -       20,613
  Other assets, net                                 21,578       (423)       21,155          24,208         (18)      24,190
                                                                    -                                        -
  Assets held for sale                                          4,476         4,476                       3,222        3,222
                                                 -----------------------------------     -----------------------------------
Total assets                                     1,736,805          -     1,736,805      1,723,924            -   1,723,924
                                                 ===================================     ===================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
  Deposits                                         907,749          -       907,749        974,059            -     974,059
  Custodial escrow deposits                         84,836          -        84,836         85,466            -      85,466
  FHLBank borrowings                               526,162          -       526,162        458,204            -     458,204
  Borrowed Money                                    54,523          -        54,523         47,970            -      47,970
  Junior subordinated debentures owed to
    unconsolidated subsidiary trusts                66,525          -        66,525         66,525            -      66,525
  Other liabilities                                 21,998     (1,187)       20,811         18,508       (1,449)     17,059
  Income taxes payable and
    deferred income tax liability                      815          -           815          3,508            -       3,508

  Liabilities from discontinued operations                      1,187         1,187                       1,449       1,449
                                                 -----------------------------------     -----------------------------------
Total Liabilities                                1,662,608          -     1,662,608      1,654,240            -   1,654,240
                                                 -----------------------------------     -----------------------------------

Shareholders' equity
  Common stock                                           1          -             1              1          -              1
  Additional paid in capital                        20,625          -        20,625         20,615          -         20,615
  Retained Earnings                                 54,024          -        54,024         48,859          -         48,859
  Accumulated other comprehensive (loss) income       (453)         -          (453)           209          -            209
                                                 -----------------------------------     -----------------------------------
Total shareholders' equity                          74,197          -        74,197         69,684          -         69,684
                                                 -----------------------------------     -----------------------------------

Total liabilities and shareholder's equity       1,736,805          -     1,736,805      1,723,924          -      1,723,924
                                                 ===================================     ===================================

                                                      MATRIX BANCORP, INC. AND SUBSIDIARIES
                                       Unaudited Pro Forma Condensed Consolidated Statements of Operations
                                                  (Dollars in thousands, except share information)

                                                             Six Months Ended                         Year Ended
                                                               June 30, 2004                       December 31, 2003
                                                  -------------------------------------  --------------------------------------
                                                  As Reported  Adjustment    Pro Forma    As Reported   Adjustment   Pro Forma
                                                  -----------  ----------   -----------   -----------   ----------   ----------
Interest and dividend income
  Loans and securities                               34,856         -         34,856          72,667            -       72,667
  Interest-earning deposits                             462         -            462           1,040            -        1,040
                                                  -------------------------------------   -------------------------------------
Total interest and dividend income                   35,318         -         35,318          73,707            -       73,707
                                                  -------------------------------------   -------------------------------------

Interest expense
  Deposits                                            5,005         -          5,005          13,338            -       13,338
  Borrowed money and junior
    subordinated debentures                           9,679         -          9,679          18,661            -       18,661
                                                  -------------------------------------   -------------------------------------
Total interest expense                               14,684         -         14,684          31,999            -       31,999
                                                  -------------------------------------   -------------------------------------

Net interest before loan and valuation losses        20,634         -         20,634          41,708            -       41,708
Provision for loan and valuation losses               1,744         -          1,744           3,641            -        3,641
                                                  -------------------------------------   -------------------------------------
Net interest income after provision for
  loan and valuation losses                          18,890         -         18,890          38,067                    38,067
                                                  -------------------------------------   -------------------------------------

Noninterest income
  Loan administration                                 8,395         -         8,395           21,668            -       21,668
  Brokerage                                           5,459         -         5,459           10,873            -       10,873
  Trust services                                      3,839         -         3,839            6,781            -        6,781
  Real estate disposition services                    5,466     (5,130)         336            6,624       (6,367)         257
  Gain on sale of loans and securities                2,369         -         2,369           14,267            -       14,267
  School services                                     1,470         -         1,470            2,420            -        2,420
  Other income                                        8,894        (17)       8,877            6,696           (4)       6,692
                                                  -------------------------------------   -------------------------------------
Total noninterest income                             35,892     (5,147)      30,745           69,329       (6,371)      62,958
                                                  -------------------------------------   -------------------------------------
Noninterest expense
  Compensation and employee benefits                 17,746     (2,685)      15,061           34,984       (3,246)      31,738
  Amortization of mortgage servicing rights           9,164         -         9,164           32,497            -       32,497
  Occupancy and equipment                             3,122       (212)       2,910            6,172         (317)       5,855
  Postage and communications                          1,118       (122)         996            2,435         (177)       2,258
  Professional fees                                   1,643        (80)       1,563            3,357         (194)       3,163
  Data Processing                                     1,259         (6)       1,253            2,860          (12)       2,848
  Recovery of mortgage servicing rights                (944)         -         (944)          (2,950)           -       (2,950)
  Other general and administrative                   14,499       (417)      14,082           31,613       (1,045)      30,568
                                                  -------------------------------------   -------------------------------------
Total noninterest expense                            47,607     (3,522)      44,085          110,968       (4,991)     105,977
                                                  -------------------------------------   -------------------------------------

Income (loss) from continuing operations
  before income taxes                                 7,175     (1,625)       5,550           (3,572)      (1,380)      (4,952)
Income tax provision (benefit)                        2,147       (645)       1,502           (2,575)        (559)      (3,134)
                                                  -------------------------------------   -------------------------------------
Income (loss) from continuing operations              5,028       (980)       4,048             (997)        (821)      (1,818)
                                                  -------------------------------------   -------------------------------------

Discontinued operations:
  Income from discontinued operations,
    net of income tax provision                         137        980        1,117            3,322          821        4,143
                                                  -------------------------------------   -------------------------------------
Net income                                            5,165         -         5,165            2,325            -        2,325
                                                  =====================================   =====================================

                                                      Matrix Bancorp, Inc. and Subsidiaries
                                  Unaudited Pro Forma Condensed Consolidated Statements of Operations (continued)
                                               (Dollars in thousands, except share information)

                                                             Six Months Ended                         Year Ended
                                                               June 30, 2004                       December 31, 2003
                                                  -------------------------------------  ---------------------------------------
                                                  As Reported  Adjustment    Pro Forma    As Reported   Adjustment   Pro Forma
                                                  -----------  ----------   -----------   -----------   ----------   -----------
Income (loss) from continuing operations
  per share - basic                                    $0.77       (0.15)        $0.62         $(0.15)      (0.13)       $(0.28)
                                                  --------------------------------------  --------------------------------------
Income (loss) from continuing operations
  per share - assuming dilution                        $0.76       (0.15)        $0.61         $(0.15)      (0.13)       $(0.28)
                                                  --------------------------------------  --------------------------------------
Income from discontinued operations
  per share - basic                                    $0.02        0.15         $0.17         $0.51         0.13        $0.64
                                                  --------------------------------------  --------------------------------------
Income from discontinued operations
  per share - assuming dilution                        $0.02        0.15         $0.17         $0.51         0.13        $0.64
                                                  --------------------------------------  --------------------------------------
Net income per share - basic                           $0.79           -         $0.79         $0.36            -        $0.36
                                                  --------------------------------------  --------------------------------------
Net income per share - assuming dilution               $0.78           -         $0.78         $0.36            -        $0.36
                                                  --------------------------------------  --------------------------------------
Weighted average shares - basic                    6,519,251           -     6,519,251     6,494,803            -    6,494,803
                                                  --------------------------------------  --------------------------------------
Weighted average shares - assuming dillution       6,607,047           -     6,607,047     6,539,195            -    6,539,195
                                                  ======================================  ======================================

     (c)  Exhibits.

          10.1 Contribution and Sale Agreement, by and among First American Real Estate Solutions LLC, Matrix Bancorp, Inc. and Matrix Asset Management Corporation, effective as of August 31, 2004.

          99.1 Press Release, dated September 13, 2004, announcing the partial divesture of Matrix Asset Management Corporation.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 15, 2004


                                           MATRIX BANCORP, INC.


                                           By:  /s/ Allen McConnell
                                           Name:    Allen McConnell
                                           Title:   Senior Vice President

                                  EXHIBIT INDEX


Exhibit No.        Description

10.1 Contribution and Sale Agreement, by and among First American Real Estate Solutions LLC, Matrix Bancorp, Inc. and Matrix Asset Management Corporation, effective as of August 31, 2004.


99.1 Press Release, dated September 13, 2004, announcing the partial divesture of Matrix Asset Management Corporation.